UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2014

1-800-FLOWERS.COM, INC.

(Exact name of registrant as specified in its charter)

                            Delaware                                    0-26841                                          11-3117311
                                    (State of incorporation)        (Commission File Number)       (IRS Employer Identification No.)

One Old Country Road, Suite 500
Carle Place, New York 11514

 (Address of principal executive offices) (Zip Code)

(516) 237-6000

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c)

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on December 8, 2014.  The stockholders considered three proposals, each of which is described in more detail in the Proxy Statement.  The matters voted upon at the meeting and the results of the votes are stated below.

1.           The following nominees for directors were elected to serve three-year terms expiring at the 2014 annual meeting of the stockholders:

     Broker
Nominee                                           For                      Against                                 Abstentions                                Non-Votes
James F. McCann                     371,333,797                     0                            668,250          5,860,293
Christopher G. McCann          371,504,409                     0                            502,638                                    5,860,293
Larry Zarin                                371,883,622                     0                                    123,425                                    5,860,293

2.           The stockholders ratified the appointment of BDO USA, LLP to serve as register public accountants for the fiscal year ending June 28, 2015.

For                      Against                                Abstain                                Broker Non-Votes
    377,720,556                     58,556                                    88,228                                           -

3.           The stockholders approved the Company’s executive compensation by a non-binding advisory vote.

               For                       Against                                Abstain                                Broker Non-Votes
    369,886,220                     575,988                                1,544,839                               5,860,293

                                                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 10, 2014

                                                               1-800-FLOWERS.COM, Inc.

    By:  /s/ William E. Shea
                                           William E. Shea
                                           Chief Financial Officer & Senior Vice-President